SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) July 1, 2002
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                               Intelligroup, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          New Jersey                     0-20943                 11-2880025
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


499 Thornall Street
Edison, New Jersey                                                      08837
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (732) 590-1600
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              (Registrant's telephone number, including area code)



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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The registrant's press release dated July 1, 2002, relating to the adjournment of the registrant's Annual Meeting of Shareholders from Tuesday, July 2, 2002 to Tuesday, July 16, 2002, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         Exhibit No.                  Description of Exhibit
         -----------                  ----------------------

             99                       Press release dated July 1, 2002





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

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     INTELLIGROUP, INC.


                                      By: /s/ Nicholas Visco
                                         ---------------------------------------
                                      Name:  Nicholas Visco
                                      Title: Senior Vice President-Finance and
                                             Administration and Chief Financial
                                             Officer

Date: July 2, 2002



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